UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO.      )

Filed by the Registrant  ☐    Filed by a Party other than the Registrant ☒

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to Rule 14a-12

FAR EAST ENERGY CORPORATION

(Name of Registrant as Specified in Its Charter)

SOFAER CAPITAL GLOBAL HEDGE FUND

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

On September 15, 2006, Sofaer Capital Global Hedge Fund (“SCGHF”) filed an amendment to its amended Schedule 13D with the Securities and Exchange Commission (the “Statement”). The Statement amends SCGHF’s previously filed Item 4 disclosure by adding the following:

“Sofaer Capital Global Hedge Fund, a Cayman Islands mutual trust (“SCGHF”), has attached as Exhibit 1 to this Statement a letter, dated September 15, 2006, from SCGHF to the Board of Directors of the Company (the “Board”) notifying the Company of an intention to nominate individuals for election to the Board at the next annual meeting of the Company’s stockholders presently scheduled to take place on December 15, 2006. It has also attached as Exhibit 2 to this statement another letter, dated September 15, 2006, from SCGHF to the Board, which discusses the reasons for such intention.

Except as otherwise described in this Item 4 of this Statement, as amended, the acquisition of the shares of Common Stock by the Reporting Persons is for investment purposes.”

On September 15, 2006, SCGHF delivered a letter, dated September 15, 2006, to the Board of Directors (the “Board”) of Far East Energy Corporation (the “Company”), informing the Board that SCGHF will be nominating individuals for election to the Board at the next annual meeting of the Company’s stockholders presently scheduled to take place on December 15, 2006. A copy of this letter is attached hereto as Exhibit 1. SCGHF also sent another letter, dated September 15, 2006, to the Board, which discusses the reasons for the nominations. A copy of this letter is attached hereto as Exhibit 2.

SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS RELATED TO SOLICITATION OF PROXIES BY THE REPORTING PERSONS WHEN AND IF THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. WHEN AND IF COMPLETED, A DEFINITIVE PROXY STATEMENT AND A FORM OF PROXY WILL BE MAILED TO STOCKHOLDERS OF THE ISSUER AND WILL BE AVAILABLE AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION’S WEBSITE AT HTTP://WWW.SEC.GOV. INFORMATION RELATING TO THE POTENTIAL PARTICIPANTS IN A PROXY SOLICITATION IS CONTAINED IN THE SCHEDULE 13D FILED BY THE REPORTING PERSONS WITH THE SECURITIES AND EXCHANGE COMMISSION ON DECEMBER 21,2004, AMENDED ON OCTOBER 11, 2005, AND AMENDED ON SEPTEMBER 15, 2006 (AS AMENDED, THE “STATEMENT”), WITH RESPECT TO FAR EAST ENERGY CORPORATION. THAT STATEMENT IS CURRENTLY AVAILABLE AT NO CHARGE ON THE SECURITIES AND EXCHANGE COMMISSION’S WEBSITE AT HTTP://WWW.SEC.GOV.